O 711 SA-2/
  711 SAA-2

                        SUPPLEMENT DATED AUGUST 27, 2002
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                       TEMPLETON DEVELOPING MARKETS TRUST
                                CLASS A, B, C & R
                                  ADVISOR CLASS
                                DATED MAY 1, 2002

The Statement of Additional Information (SAI) is amended as follows:

I. The information under the heading "General - Fundamental Investment Policies," in the section entitled "Goal, Strategies and Risks," beginning on page 2, is revised to read as follows:

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is a fundamental policy. In addition, the Fund may not:

1.   Borrow money, except to the extent permitted by the Investment
     Company Act of 1940, as amended (1940 Act) or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any rules or exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

4.   Purchase or sell commodities as defined in the Commodity Exchange
     Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interests therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, (ii) making, purchasing or selling real estate mortgage loans, and (iii) purchasing or selling direct investments in real estate through partnerships and other special purpose entities that own or develop real estate.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8.   Purchase the securities of any one issuer (other than the U.S.
     government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

II. The information under the heading "General - Non-Fundamental Investment Policies," in the section entitled "Goal, Strategies and Risks," beginning on page 3, is supplemented with the following:

The Fund may invest up to 15% of its net assets in illiquid securities.

III. The first paragraph under the heading "General - Non-Fundamental Investment Policies," in the section entitled "Goal, Strategies and Risks," beginning on page 3, is replaced with the following:

The Fund may invest up to 100% of its total assets in developing market countries. The Fund normally will invest in at least three developing market countries. The Fund may invest any amount of its assets in U.S. government securities. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry in accordance with the Fund's fundamental investment restriction on concentration.

IV. The last paragraph under the heading "General - Non-Fundamental Investment Policies," in the section entitled "Goal, Strategies and Risks," beginning on page 3, is restated as follows:

The Fund will not invest in any company for the purpose of exercising control or management; provided, however, that as to 5% of the Fund's total assets, the Fund may make or purchase real estate mortgage loans and purchase direct investments in real estate through partnerships and other special purpose entities that own or develop real estate, where the Fund's interest may be deemed a controlling interest.

V. The last paragraph under the heading "Debt Securities," in the section entitled "Goal, Strategies and Risks," beginning on page 4, is replaced with the following:

The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the manager, the issuer may resume interest payments in the near future. The Fund may invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans; provided, however, that such investments, in the aggregate, are no more than 5% of the Fund's total assets measured at the time of the investment or purchase. In addition, the Fund may make or purchase real estate loans, hold or sell real estate acquired by the Fund as a result of owning a security or other instrument, or make direct investments in real estate through partnerships and other special purpose entities that own or develop real estate; provided, however, that such investments, in the aggregate, are no more than 5% of the Fund's total assets measured at the time of the investment or purchase.

VI. The section entitled "Organization, Voting Rights and Principal Holders" on page 23 is supplemented with the following:

At a special meeting held on August 26, 2002, shareholders approved the reorganization of the Trust into a Delaware business trust. The reorganization is expected to be completed in the fall of 2002.

                Please keep this supplement for future reference.